Exhibit 10.26

                             NOTE PURCHASE AGREEMENT

      This Note Purchase Agreement (the "Agreement") made as of this 2nd day of October, 1998 by and between:

            ATLANTIC EXPRESS TRANSPORTATION CORP., a New York corporation, with offices located at 7 North Street, Staten Island, New York 10302 ("Seller");

            DOMENIC GATTO, residing at 136 Monmouth Road, Spotswood, NJ 08884;

            MICHAEL GATTO, residing at 1 Elm Court, Perrinville, NJ 08535; and

            PATRICK GATTO, residing at 100 Sandalwood Drive, Marlboro, NJ 07746 (Domenic Gatto Michael Gatto and Patrick Gatto collectively referred to herein as, the "Purchasers").

      WHEREAS, the Seller desires to sell, transfer and assign to the Purchasers and Purchasers desire to purchase and acquire from the Seller that certain promissory note dated as of January 30, 1997, in the original principal amount of $4,640,533 made severally by (i) Westshore Partners, a New York limited partnership; (ii) Richmond Investors Inc., a New York corporation; and (iii) Staten Entertainment Inc., a New York corporation, in favor of the Seller (the "Entertainment Group Note").

      NOW, THEREFORE, in consideration of the promises and mutual agreements contained herein the parties agree as follows:

                                    ARTICLE I

                      SALE OF THE ENTERTAINMENT GROUP NOTE
                      ------------------------------------

      1.1 In consideration of the purchase price provided in Article 1.2 hereof, Seller hereby sells, transfers, conveys and assigns the Entertainment Group Note to the Purchasers.

      1.2 The purchase price ("Purchase Price") for the Entertainment Group Note shall be (i) $510,000 payable severally by Purchasers to the Seller in the respective amounts set forth on

Schedule 1.2 on the Closing as defined herein; and (ii) an amount equal to one-half of the net proceeds paid upon any sale of any asset of either Westshore Partners, or Richmond Investors, Inc., provided such sale is completed within twelve (12) months after the Closing. Net Proceeds shall mean the total cash, and the fair market value of any property received upon sale of such assets, less the amount of any existing liens on such assets.

      1.3 Subject to satisfaction of the conditions herein, the consummation of the purchase and sale of the Entertainment Group Note (the "Closing") shall take place at the offices of Silverman, Collura, Chernis & Balzano, P.C. on the earlier of (i) the closing of the transactions contemplated by that certain Recapitalization and Stock Purchase Agreement dated September 29, 1998 (the "Recapitalization Agreement") between Atlantic Express Transportation Group, Inc., the Purchasers and certain other parties; or (ii) November 15, 1998.

                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
                 -----------------------------------------------

      Each of the Purchasers represents and warrants to the Seller as follows:

      2.1 Each of the Purchasers has all the requisite power and authority to execute, deliver and perform this Agreement. This Agreement constitutes the legal, valid and binding obligations of each of the Purchasers and is enforceable against him in accordance with the terms hereof.

      2.2 Each of the Purchasers acknowledges that the Seller has made no representation, warranty or guaranty as to the collectability or enforcement of the Entertainment Group Note.

      2.3 Each of the Purchasers understands that an investment in the Entertainment Group Note is extremely speculative with a high degree of risk of loss.


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

      2.4 Each of the Purchasers understands that an investment in the Entertainment Group Note is extremely speculative with a high degree of risk of loss, and there are substantial restrictions on the transferability of such note.

      2.5 Each of the Purchasers is able to (a) bear the economic risk of his investment, (b) hold the Entertainment Group Note, and (c) can presently afford a loss of this investment.

      2.6 Each of the Purchasers has adequate means of providing for current needs and personal contingencies and has no need for liquidity in this investment. Each of the Purchasers further represents that his overall commitment to investments which are not marketable is not disproportionate to his net worth and the investment in the Entertainment Group Note will not cause such commitment to become excessive.

      2.7 Each of the Purchasers confirms that he is acquiring the Entertainment Group Note for his own account and not with a view to distribution within the meaning of Section 2(11) of the Securities Act of 1933, as amended (the "Securities Act"). Each of the Purchasers hereby acknowledges and confirms that the said security has not been registered under the Securities Act or any state securities or "blue sky" laws and may not be sold, transferred or otherwise disposed of except in compliance with the provisions of the Securities Act and the rules and regulations promulgated thereunder and such state securities or "blue sky" laws.

      2.8 Each Purchaser is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

      The Seller hereby warrants and represents to the Purchasers as follows:


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

      3.1 The execution and delivery of this Agreement and the sale of the Entertainment Group Note has been duly authorized by all necessary corporate or other action of the Seller.

      3.2 The Seller owns beneficially and of record, the Entertainment Group Note free and clear of all liens, claims and encumbrances. Upon delivery of and payment for the said note at Closing, as provided for in this Agreement, the Purchasers will acquire good and valid title thereto.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

      4.1 Entire Agreement. (a) This Agreement constitutes the entire agreement  of the  parties  with  respect  to the  subject  matter  hereof.  The representations, warranties, covenants and agreements set forth in this Agreement constitute all the representations, warranties, covenants and agreements of the parties hereto and upon which the parties have relied and except as may be specifically provided herein. No change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless it is in writing, and signed by or on behalf of the party to be charged therewith; and with the written consent of GSCP II Holdings (AE) ("GSCP"), LLC as the buyer under the Recapitalization Agreement provided that no such consent shall be required after the termination of the Recapitalization Agreement.

      (b) GSCP is an intended beneficiary of this Agreement unless and until the Recapitalization Agreement is terminated.

         4.2 Notices. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Agreement shall be deemed to have been duly given or made for all purposes if sent by Federal Express delivery


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

or by certified or registered mail, return receipt requested and postage prepaid or hand delivered as follows:

         If to Purchasers:

         Domenic Gatto
         136 Monmouth Road
         Spotswood, NJ 08884

         Michael Gatto
         1 Elm Court
         Perrinville, NJ 08535

         Patrick Gatto
         100 Sandalwood Drive
         Marlboro, NJ 07746

         with a copy to:
         Peter R. Silverman
         c/o Silverman, Collura & Chernis, P.C.
         381 Park Avenue South, Suite 1601
         New York, New York  10016

         If to Seller:

         Atlantic Express Transportation Group Inc.
         7 North Street
         Staten Island, New York 10302
         Attn:  President

      4.3 Waiver. No waiver of the provisions hereof shall be effective unless in writing and signed by the party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of a similar or different nature, unless expressly so stated in writing.

         4.4 Governing Law. This Agreement shall be governed, interpreted and construed in accordance with the laws of the State of New York applicable to contracts to be performed entirely within that State. Any dispute in any way related to the subject matter of this


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

Agreement shall be litigated exclusively within the State of New York and all parties hereto, consent to the jurisdiction of the State and/or United States Federal District Courts of New York. Should any clause, section or part of this Agreement be held or declared to be void or illegal for any reason, all other clauses, sections or parts of this Agreement which can be affected without such illegal clause, section or part shall nevertheless continue in full force and effect.

      4.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns or heirs and personal representatives.

      4.6 Captions. The headings, captions or titles of paragraphs under sections or subsections of this Agreement are for convenience and reference only and do not in any way modify, interpret or construe the intent of the parties or effect any of the provisions of this Agreement.

      4.7 Time Periods. Any time period provided for herein which shall end or expire on a Saturday, Sunday, or legal holiday shall be deemed extended to the next full business day thereafter.

                                       5a

      4.8 Counterparts. This Agreement may be executed by fax transmission and in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed on the date and year first above written.


ATLANTIC EXPRESS TRANSPORTATION CORP.


/s/ Domenic Gatto                                    /s/ Michael Gatto
- -----------------                                    -----------------
By:    Domenic Gatto                                 Michael Gatto
Title:  President

/s/ Domenic Gatto                                    /s/ Patrick Gatto
- -----------------                                    -----------------
Domenic Gatto                                        Patrick Gatto


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

                                  SCHEDULE 1.2

                            Payment of Purchase Price


                  Domenic Gatto             $224,400

                  Michael Gatto             $142,800

                  Patrick Gatto             $142,800
                                            --------
                                            $510,000